UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2010

KKR & CO. L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34820 (Commission File Number)	26-0426107 (IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 750-8300

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In connection with the previously announced New York Stock Exchange listing by KKR & Co. L.P. of its common units, certain previously disclosed agreements have been entered into and certain other steps taken related to the listing, in each case as described below.

Item 1.01              Entry into a Material Definitive Agreement.

On July 14, 2010, the Exchange Agreement (the “Exchange Agreement”) was entered into by and among KKR & Co. L.P. (the “Partnership”), KKR Management Holdings L.P. (“Management Holdings”), KKR Fund Holdings L.P. (“Fund Holdings”) and KKR Holdings L.P. (“Holdings”), in the form previously filed as Exhibit 10.6 to the Partnership’s Registration Statement on Form S-1 (File No. 333-165414) (the “Registration Statement”). A description of the material provisions of the Exchange Agreement has previously been reported by the Partnership in its prospectus filed pursuant to Rule 424(b) of the Securities Act of 1933 on July 6, 2010 (the “Prospectus”). The description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement that is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On July 14, 2010, the Registration Rights Agreement (the “Registration Rights Agreement”) was entered into by and among the Partnership, Holdings and the parties from time to time party thereto, in the form previously filed as Exhibit 10.3 to the Registration Statement. A description of the material provisions of the Registration Rights Agreement has previously been reported by the Partnership in the Prospectus. The description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement that is filed herewith as Exhibit 10.2 and incorporated herein by reference.

On July 14, 2010, the Tax Receivable Agreement (the “Tax Receivable Agreement”) was entered into by and among the Partnership, KKR Management Holdings Corp., Management Holdings and Holdings, in the form previously filed as Exhibit 10.5 to the Registration Statement. A description of the material provisions of the Tax Receivable Agreement has previously been reported by the Partnership in the Prospectus. The description of the Tax Receivable Agreement is qualified in its entirety by reference to the Tax Receivable Agreement that is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 3.03              Material Modification to Rights of Security Holders.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2010, the Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”)  was entered into by and among KKR Management LLC., the general partner of the Partnership (the “Managing Partner”), and the limited partners party thereto, in the form previously filed as Exhibit 3.2 to the Partnership’s Registration Statement. A description of the Partnership’s common units representing limited partner interests in the Partnership (“Common Units”) giving effect to the amendment and restatement of the Partnership Agreement and of the material provisions of the Partnership Agreement has previously been reported by the Partnership in the Prospectus. The description of the Partnership Agreement is qualified in its entirety by reference to the Partnership Agreement that is filed herewith as Exhibit 3.1 and incorporated herein by reference.

On July 14, 2010, the Amended and Restated Limited Liability Company Agreement of the Managing Partner (the “LLC Agreement”) was entered into by the members party thereto, in the form previously filed as Exhibit 3.4 to Registration Statement. A description of the material provisions of the LLC Agreement has previously been reported by the Partnership in the Prospectus. The description of the LLC Agreement is qualified in its entirety by reference to the LLC Agreement that is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 15, 2010, Joseph A. Grundfest, Dieter Rampl and Robert W. Scully have been appointed to the Board of Directors of the Managing Partner (the “Board”), thereby joining Henry R. Kravis and George R. Roberts on the Board.  Messrs. Grundfest, Rampl and Scully have been determined to be “independent” under the rules of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. Messrs. Grundfest, Rampl and Scully will serve as members of the audit committee and the conflicts committee of the Board; Messrs. Kravis, Roberts and Scully will serve as members of the nominating and corporate governance committee of the Board; and Messrs. Kravis and Roberts will serve as members of the executive committee of the Board. Biographical information regarding these directors has previously been reported by the Partnership in the Prospectus. As previously reported in the Prospectus, the Managing Partner shall limit the individuals who receive compensation for their Board service to the independent directors who serve on the Board. Each independent director shall (A) receive (i) an annual cash retainer of $75,000, (ii) an additional annual cash retainer of $15,000 if such independent director is a member of the nominating and corporate governance committee, (iii) an additional annual cash retainer of $25,000 if such independent director is a member of the audit committee, and (iv) an additional annual cash retainer of $15,000 if such independent director serves as the chairman of the audit committee, and (B) be granted 10,000 equity awards pursuant to the KKR & Co. L.P. 2010 Equity Incentive Plan.

As of July 15, 2010, each member of the Board (the “Indemnitee”) entered into an Indemnification Agreement (each, an “Indemnification Agreement”) with the Managing Partner and the Partnership. Each Indemnification Agreement provides that the Indemnitee, subject to the limitations set forth in each Indemnification Agreement, shall be indemnified and held harmless by the Managing Partner on an after tax basis from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which the Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of being or having been or having agreed to serve as a member of the Board, or while serving as a member of the Board, being or having been serving or having agreed to serve at the request of the Managing Partner as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, whether arising from acts or omissions to act occurring on, before or after the date of such Indemnification Agreement. Each Indemnification Agreement provides that the Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by an arbitral tribunal or court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to the Indemnification Agreement, the Indemnitee acted in bad faith or engaged in fraud or willful misconduct.

Each Indemnification Agreement also provides for the advancement of expenses incurred by the Indemnitee who is indemnified under the Indemnification Agreement by the Managing Partner, subject to certain conditions. In addition, the Partnership shall guarantee the fulfillment of all of the Managing Partner’s obligations under the Indemnification Agreement and the Partnership shall be jointly and severally liable with the Managing Partner with respect to such obligations.

The description of the Indemnification Agreement is qualified in its entirety by reference to the Indemnification Agreement that is filed herewith as Exhibit 10.4 and incorporated herein by reference.

Item 8.01              Other Events.

On June 15, 2010, the Common Units began trading on the New York Stock Exchange under the ticker symbol “KKR”. The common units of KKR & Co. (Guernsey) L.P. (“KKR Guernsey”) ceased trading on Euronext Amsterdam at the market close on July 14, 2010 and KKR Guernsey was delisted from Euronext Amsterdam on July 15, 2010.

A copy of a press release issued by the Partnership on July 15, 2010 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Agreement of Limited Partnership of KKR & Co. L.P., dated July 14, 2010, by and among KKR Management LLC and the limited partners party thereto

Exhibit 3.2	Amended and Restated Agreement of Limited Liability Company Agreement of KKR Management LLC, dated July 14, 2010, by and among the members party thereto

Exhibit 10.1	Exchange Agreement, dated July 14, 2010, by and among KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P. and KKR Holdings L.P.

Exhibit 10.2	Registration Rights Agreement dated July 14, 2010, by and among KKR & Co. L.P., KKR Holdings L.P. and the person from time to time party thereto

Exhibit 10.3	Tax Receivable Agreement, dated July 14, 2010, by and among KKR & Co. L.P., KKR Management Holdings L.P., KKR Holdings L.P. and KKR Management Holdings Corp.

Exhibit 10.4	Form of Indemnification Agreement by and among each member of the Board of Directors of KKR Management LLC, KKR Management LLC and KKR & Co. L.P.

Exhibit 99.1	Press Release, dated July 15, 2010, issued by KKR & Co. L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P.
	By:	KKR Management LLC, its general partner

Date: July 20, 2010	By:	/s/ David J. Sorkin
	Name:	David J. Sorkin
	Title:	General Counsel